            TRICORD SYSTEMS REPORTS SECOND QUARTER FINANCIAL RESULTS

MINNEAPOLIS, MN - (JULY 26, 2001) - Tricord Systems, Inc. (Nasdaq: TRCD) today announced financial results for the second quarter ended June 30, 2001. Tricord reported $94,000 in revenue during the quarter, representing the Company's first sales of its Lunar Flare(TM) NAS server appliance. Lunar Flare NAS appliances began shipment in limited availability at the end of April and in general availability near the end of June.

Net loss, which excludes non-cash charges related to the accounting for Series E Preferred Stock, for the second quarter 2001 was $6.0 million, or $0.25 per share. These non-cash charges include a beneficial conversion charge of $0.5 million and $0.3 million representing the accrual of the 4.75% annual premium on the Series E Preferred Stock. Charges for both of these items will continue to be incurred while the Series E Preferred Stock is outstanding.

Net loss applicable to common shares for the second quarter 2001, which included non-cash charges related to the accounting for Series E Convertible Preferred Stock, was $6.8 million, or $0.28 per common share, compared to a net loss of $3.1 million, or $0.13 per common share, for the second quarter of 2000 and $5.9 million, or $0.24 per common share, for the first quarter 2001.

Total operating expenses for second quarter 2001 were $6.3 million, an increase of $0.3 million from first quarter 2001. This increase is due primarily to expanded sales and marketing initiatives surrounding the general availability of Lunar Flare NAS.

Net cash used by the Company during the second quarter 2001 was $6.3 million, compared to $6.8 million in first quarter 2001. Cash on hand at June 30, 2001 was $27.2 million.

"We achieved a major milestone during the quarter with the initial shipment and general availability of our first product, Lunar Flare NAS," stated Joan Wrabetz, president and chief executive officer of Tricord Systems. "Customer and channel partner response to the value proposition of our product and our `easy to do business with' model has been very positive. However, through our initial selling efforts, we are finding that the current difficult economic environment is having a negative effect on selling and early adoption of our product. Customers are delaying or avoiding near term purchase decisions, purchases are smaller and less predictable, and there is limited visibility to future purchases. Therefore, we are updating our revenue guidance for the second half of 2001 to reflect the near term difficult economic environment, and we currently expect second half of 2001 revenues in the range of $1 to $4 million."

"On the positive side, Tricord's product allows customers to increase their storage utilization, minimize up front investments for storage, and maximize the return on their storage investments helping them better manage through these difficult economic times. Because of these benefits, we believe that our company is uniquely positioned to gain share in the storage and appliance space and become a leading provider in the long term."

"Despite the extremely challenging current economic and IT spending environment, we remain squarely focused on ramping our sales efforts, both directly and through our


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channel partnerships, acquiring strong reference customers, continuing to aggressively enhance our product offerings and developing Illumina (TM) Software licensing partnerships. As we do this, we also are aggressively attacking unnecessary costs and managing our cash."

CONFERENCE CALL

Tricord will host a conference call on Thursday, July 26, 2001, at 5:00 p.m., EDT (4:00 p.m., CDT) to discuss second quarter financial results. A live broadcast of the conference call may be heard by dialing 800-219-6110 or via the Company's web site at www.tricord.com. A replay of the call will be made available starting at 7:00 p.m., EDT (6:00 p.m., CDT) on July 26, 2001 through 1:59 p.m., EDT (12:59 p.m., CDT) on August 3, 2001 and can be accessed by dialing 800-405-2236, reservation number 358077. A replay of the conference call will also be made available at www.tricord.com.

ABOUT TRICORD SYSTEMS

Tricord Systems, Inc. designs, develops and markets innovative server appliances for content-hungry applications. The core of Tricord's revolutionary new technology is its patented Illumina(TM) software that aggregates multiple appliances into a cluster, managed as a single resource. Radically easy to deploy, manage and grow, Tricord's products allow users to add capacity to a cluster with minimal administration. Appliances are literally plug-and-play, offering seamless growth and continuous access to content with no downtime. The technology is ideally suited for applications including general file serving, web serving, email and caching. Founded in 1987, Tricord is based in Minneapolis, MN with offices in Colorado, California and Georgia. For more information, visit www.tricord.com.

"Safe-Harbor" Statement Under Private Securities Act of 1995: The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company, including the Company's expectations regarding market acceptance of its products, revenues and operating expenses. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact the Company's future results include, without limitation, the ability of the Company to develop and release commercially its server appliance products in a timely manner, delays in the market acceptance of the Company's products due to market conditions, software errors or other factors, the ability to generate revenues at a level that meets expectations, the ability to successfully establish and maintain a competitive position in the server appliance market, the ability to respond to changes in technology and industry standards, the ability to enter into partner relationships or otherwise develop distribution capabilities, the ability to protect and enforce its intellectual property rights, the ability to hire and retain required personnel, the ability to raise additional capital if required, and other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking information.

                                      # # #


FOR MORE INFORMATION, PLEASE CONTACT:

Brad Schumacher, 763-551-6402, Investor Relations
Liz Hersey, 763-551-6609, Media Relations



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                              TRICORD SYSTEMS, INC.
                            STATEMENTS OF OPERATIONS

                                                                         Three Months Ended             Six Months Ended
                                                                              June 30,                       June 30,
                                                                   -----------------------------  ------------------------------
(In thousands, except per share data)                                  2001           2000            2001            2000
                                                                   -------------  --------------  -------------  ---------------
                                                                    (unaudited)     (unaudited)    (unaudited)     (unaudited)

Revenue                                                           $          94               -             94                -

Cost of sales and service                                                   175               -            175                -

                                                                   -------------  --------------  -------------  ---------------
Gross Margin                                                                (81)              -            (81)               -
                                                                   -------------  --------------  -------------  ---------------

Operating expenses:
      Research and development (1)                                        2,990           1,655          5,873            2,895
      Sales and marketing (1)                                             2,545             762          4,790            1,137
      General and administrative (1)                                        750             986          1,594            1,640
                                                                   -------------  --------------  -------------  ---------------
                                                                          6,285           3,403         12,257            5,672
                                                                   -------------  --------------  -------------  ---------------

 Operating loss                                                          (6,366)         (3,403)       (12,338)          (5,672)
                                                                   -------------  --------------  -------------  ---------------

 Other income (expense):
 Interest, net                                                              344             258            667              292
 Other, net                                                                   5              (1)             6               (3)
                                                                   -------------  --------------  -------------  ---------------
                                                                            349             257            673              289
                                                                   -------------  --------------  -------------  ---------------

 Loss from continuing operations                                         (6,017)         (3,146)       (11,665)          (5,383)
                                                                   -------------  --------------  -------------  ---------------

 Gain on disposal of discontinued operations                                  -              40              -               84
                                                                   -------------  --------------  -------------  ---------------

 Net loss                                                                (6,017)         (3,106)       (11,665)          (5,299)
                                                                   -------------  --------------  -------------  ---------------

 Beneficial conversion charge, Series E Preferred Stock                    (493)              -           (660)               -
 Premium on Series E Preferred Stock                                       (297)              -           (396)               -
                                                                   -------------  --------------  -------------  ---------------

 Net loss applicable to common shares                            $       (6,807)         (3,106)       (12,721)          (5,299)
                                                                   =============  ==============  =============  ===============

 Net loss per common share from continuing operations -
     basic and diluted                                           $        (0.28)          (0.13)         (0.52)           (0.24)
                                                                   =============  ==============  =============  ===============

 Net loss per common share - basic and diluted (2)               $        (0.28)          (0.13)         (0.52)           (0.24)
                                                                   =============  ==============  =============  ===============

 Weighted average common shares outstanding -
     basic and diluted                                                   24,380          23,793         24,353           22,084
                                                                   =============  ==============  =============  ===============

(1)  Includes non-cash, stock-based compensation expense
     as follows:
      Research and development                                   $          100             469            209              862
      Sales and marketing                                                    12              47             24              156
      General and administrative                                              5             516             35              797
                                                                   -------------  --------------  -------------  ---------------
                                                                 $          117           1,032            268            1,815
                                                                   =============  ==============  =============  ===============
      Net loss per share                                         $        (0.00)          (0.04)         (0.01)           (0.08)
                                                                   =============  ==============  =============  ===============

(2)  Pro forma net loss per common share before beneficial
     conversion charge and premium on Series E Preferred
     Stock                                                       $        (0.25)          (0.13)         (0.48)           (0.24)
                                                                   =============  ==============  =============  ===============


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                              TRICORD SYSTEMS, INC.
                            CONDENSED BALANCE SHEETS



                                     ASSETS

                                                         June 30,                  December 31,
(In thousands)                                             2001                        2000
                                                      ---------------             ----------------
                                                       (unaudited)
Current assets:
     Cash and cash equivalents                     $          27,172                       16,825
     Accounts receivable - net                                    72                            -
     Inventories                                                 570                            -
     Other current assets                                        332                          194
                                                      ---------------             ----------------
        Total current assets                                  28,146                       17,019

Equipment and improvements, net                                3,782                        3,114
                                                      ---------------             ----------------

     Total Assets                                  $          31,928                       20,133
                                                      ===============             ================


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Total current liabilities                          $           2,380                        2,709
                                                      ---------------             ----------------

Capital lease obligation                                         131                          112

Convertible, redeemable preferred stock                       10,108                            -

Stockholders' equity:
     Common stock                                                244                          243
     Additional paid-in capital                              129,014                      115,704
     Unearned compensation                                      (800)                      (1,151)
     Accumulated deficit                                    (109,149)                     (97,484)
                                                      ---------------             ----------------
        Total stockholders' equity                            19,309                       17,312
                                                      ---------------             ----------------

     Total Liabilities and Stockholders' Equity    $          31,928                       20,133
                                                      ===============             ================